UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 2009


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                       333-148266                98-0530295
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

200 S Virginia St - 8th Floor, Reno, Nevada                        89501
  (Address of principal executive offices)                      (Zip Code)

        (Registrant's telephone number, including area code) 714-475-3512

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On December 29, 2009, our directors approved the adoption of the 2009 Stock Plan which permits our company to issue up to 6,050,000 shares of our common stock to directors, officers, employees and consultants of our company upon the exercise of stock options granted under the 2009 Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1   2009 Stock Plan

10.2   Form of Stock Option Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
-----------------------------------------------
Tom Lewis
President, Chief Executive Officer and Director

Date: December 30, 2009

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